Exhibit 10.3

PARTIAL RELEASE OF SECURITY INTEREST

THIS PARTIAL RELEASE OF SECURITY INTEREST is made as of April 30, 2018 (the “Release”), by BNP PARIBAS, as collateral agent (in such capacity, the “Collateral Agent”).

RECITALS:

1. Green Plains Inc. (the “Borrower”),  BNP Paribas, as administrative agent, the Collateral Agent, and the Lenders named therein have entered into that certain Term Loan Agreement dated as of August 29, 2017 (as from time to time amended, restated, supplemented or otherwise modified, the “Term Loan Agreement”).

2. In connection with the Term Loan Agreement, Green Plains Commodity Management LLC, a Delaware limited liability company (the “Company”), has executed and delivered that certain Security Agreement dated as of August 29, 2017 (as from time to time amended, restated, supplemented or otherwise modified, the “Security Agreement”), pursuant to which the Company granted to the Collateral Agent, a continuing security interest in and to all right, title and interest of the Company in the Collateral (as defined in the Security Agreement), including all right, title and interest of the Company in the Collateral described in Exhibit A attached hereto (the “Released Collateral”).

3. The Borrower and the Company hereby request that Collateral Agent release its security interests under the Security Agreement in the Released Collateral.

RELEASE:

The Collateral Agent hereby releases its security interests, created under the Security Agreement or any other Loan Document (as defined in the Term Loan Agreement), in all of the Released Collateral.

The Borrower and the Company represent and warrant that (a) the release of the security interests in the Released Collateral pursuant hereto is made in connection with transactions relating to the Released Collateral that are permitted by the terms and conditions of the Term Loan Agreement and the other Loan Documents (as defined in the Term Loan Agreement), (b) the proceeds of such transactions will be applied in accordance with such Loan Documents, to the extent any such application is required by such Loan Documents, and (c) such Loan Documents do not require any application of the proceeds of such transactions.

The Collateral Agent shall, from time to time at the request of the Borrower or the Company,  in each case at the sole expense of the Borrower and the Company, execute and deliver to such requesting party any instruments reasonably necessary or desirable to carry out the release of the security interests granted under this Release, including without limitation any UCC-3's or comparable financing statement amendments.

IN WITNESS WHEREOF, Collateral Agent has executed and delivered this Release as of the date first written above.

BNP PARIBAS,

as Collateral Agent

By:  /s/ Keith Richards

       Name: Keith Richards

       Title:   Director

By:  /s/ A-C Mathlot

       Name: A-C Mathlot

       Title:   Director

Signature Page to

Partial Release of Security Interest

Acknowledged by:

MACQUARIE BANK LIMITED,

as a third-party beneficiary

By:  /s/ Thomas Morgan

Name: Thomas Morgan

Title:   Associate Director

By:  /s/ Ian Steddon

Name: Ian Steddon

Title:   Associate Director

MACQUARIE FUTURES USA LLC,

as a third-party beneficiary

By:  /s/ Ray Turbridy

Name: Ray Turbridy

Title:   President

By:  /s/ Michelle A. Crutchfield

Name: Michelle A. Crutchfield

Title:   Senior Vice President

Signature Page to

Partial Release of Security Interest

Agreed and Acknowledged by:

Green Plains Commodity Management LLC,

as the Company

By:  /s/ Phil Boggs

Name: Phil Boggs

Title:   VP Finance & Treasurer

Green Plains INC.,

as the Borrower

By:  /s/ Phil Boggs

Name: Phil Boggs

Title:   VP Finance & Treasurer

Signature Page to

Partial Release of Security Interest

Exhibit A

RELEASED COLLATERAL

“Released Collateral” means all of Company’s right, title and interest in, to and under (i) one or more commodity interest accounts maintained by Company at Macquarie Futures USA LLC (collectively, the “Futures Account”), (ii) all cash, securities, commodity contracts, swap agreements, investment property, financial assets, general intangibles and other assets transferred by Company to the Futures Account or otherwise held in, credited to or deposited in the Futures Account, (iii) all interest and distributions with respect to the Futures Account or property therein or credited thereto, and (iv) all cash and non-cash proceeds of any of the foregoing.